UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

Singular Genomics Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40443	81-2948451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3010 Science Park Road San Diego, California 92121

(858) 333-7830 (Registrant’s address of principal executive offices and telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	OMIC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 29, 2024, Singular Genomics Systems, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following three proposals, which are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the U.S. Securities and Exchange Commission on April 18, 2024 (the “Proxy Statement”):

1.
To elect Andrew Spaventa, Marcia Eisenberg, Ph.D., and Michael Pellini, M.D., as the Class III directors to serve until the 2027 annual meeting of stockholders or until their respective successors have been elected or appointed.
2.
To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.
3.
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect, at the option of the Company’s Board of Directors, a reverse stock split of the Company’s common stock at a ratio between 1-for-10 to 1-for-30, inclusive, as determined by the Company’s Board of Directors in its sole discretion.

Only stockholders of record at the close of business on April 1, 2024 (the “Record Date”) were entitled to vote at the Annual Meeting. At the close of business on the Record Date, 74,085,495 shares of the Company’s common stock were issued and outstanding, of which 55,825,937 shares of common stock were present at the Annual Meeting, either in attendance via the live webcast or represented by proxy, which total constituted a quorum of the issued and outstanding shares entitled to vote at the Annual Meeting.

Each of the proposals voted on at the Annual Meeting was approved by the Company’s stockholders. The final voting results with respect to each of the proposals are set forth below.

Proposal 1: Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Andrew Spaventa	32,690,517	2,546,350	20,589,070
Marcia Eisenberg, Ph.D.	32,941,501	2,295,366	20,589,070
Michael Pellini, M.D.	30,856,059	4,378,915	20,590,963

Proposal 2: Ratification of Appointment of Independent Registered Accounting Firm

Votes For	Votes Against	Abstentions
49,741,506	3,908,621	2,175,810

Proposal 3: Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Effect, at the Option of the Company’s Board of Directors, a Reverse Stock Split

Votes For	Votes Against	Abstentions
49,487,723	4,136,929	2,201,285

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Singular Genomics Systems, Inc.

Dated:	May 30, 2024	By:	/s/ Dalen Meeter
Dalen Meeter Chief Financial Officer Principal Financial Officer and Principal Accounting Officer